EXHIBIT 32.2.5
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Duke Energy Florida, LLC (“Duke Energy Florida”) on Form 10-Q for the period ending June 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian D. Savoy, Executive Vice President and Chief Financial Officer of Duke Energy Florida, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Duke Energy Florida.

/s/ BRIAN D. SAVOY
Brian D. Savoy Executive Vice President and Chief Financial Officer
August 6, 2024